LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C
INDIVIDUAL VARIABLE ANNUITY CONTRACTS

ISSUED BY:
Lincoln National Life Insurance Co.
1300 South Clinton Street
Fort Wayne, Indiana 46802

SERVICING OFFICE:
Lincoln Financial Direct
P.O. Box 691
Leesburg, VA 20178

This prospectus describes an individual flexible premium deferred variable annuity contract (Contract) issued by The Lincoln National Life Insurance Company (Lincoln Life). This Contract may be sold under different names. Most transactions involving this Contract may be performed through Lincoln Life's Internet Service Center.

The Contract described in this prospectus is offered for both traditional and Roth individual retirement annuities (IRAs) and as a nonqualified Contract. A nonqualified Contract can be owned jointly only by spouses and is purchased with after-tax money.

The Contract offers you the accumulation of Contract Value and payment of periodic annuity benefits. These benefits are paid on a variable basis. Annuity benefits start at the Annuity Commencement Date which you select. If the Contractowner dies before the Annuity Commencement Date, the Contract Value will be paid to the Beneficiary. (See DEATH BENEFIT BEFORE THE ANNUITY COMMENCEMENT DATE.)

The minimum initial Purchase Payment for the Contract is $1,000. The minimum payment to the Contract, after the initial Purchase Payment, is $100 per payment. Lincoln Life reserves the right to limit the sum of Purchase Payments made under this Contract to $5,000,000.

All Purchase Payments will be placed in Lincoln National Variable Annuity Account C (Variable Annuity Account [VAA]). The VAA is a segregated investment account of Lincoln Life, which is the depositor. Based upon your instructions, the VAA invests Purchase Payments (at net asset value) in specified funds. Both the value of a Contract before the Annuity Commencement Date and the amount of payouts afterward will depend upon the investment performance of the fund(s) you selected. INVESTMENTS IN THESE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT OR BY ANY OTHER PERSON OR ENTITY.

This prospectus details the information regarding the VAA that you should know before investing. You should read it carefully and it will remain available through Lincoln Life's Internet Service Center. We have also attached current prospectuses for each of the 21 funds available through the Contract as follows:

The eleven Lincoln National funds prospectuses:

 1. Lincoln National Aggressive Growth Fund, Inc.

 2. Lincoln National Bond Fund, Inc.

 3. Lincoln National Capital Appreciation Fund, Inc.

 4. Lincoln National Equity-Income Fund, Inc.

 5. Lincoln National Global Asset Allocation Fund, Inc.

 6. Lincoln National Growth and Income Fund, Inc.

 7. Lincoln National International Fund, Inc.

 8. Lincoln National Managed Fund, Inc.

 9. Lincoln National Money Market Fund, Inc.

10. Lincoln National Social Awareness Fund, Inc.

11. Lincoln National Special Opportunities Fund, Inc.

The prospectus for Delaware Group Premium Fund, Inc., which contains information regarding:

12. Delaware Premium--Growth and Income Series (Formerly: Decatur Total Return Series)

13. Delaware Premium--Global Bond Series

14. Delaware Premium--Trend Series

The BT Insurance Funds Trust prospectus for:

15. Equity 500 Index Fund

16. Small Cap Index Fund

The American Century Variable Portfolios, Inc. prospectus for:

17. VP International

The Baron Capital Funds Trust prospectus for:

18. Baron Capital Asset Fund

The Neuberger Berman Advisers Management Trust Portfolios prospectus for:

19. AMT Partners Portfolio

20. AMT MidCap Growth Portfolio

The Janus Aspen Series prospectus for:

21. Worldwide Growth Portfolio

You should read each of these prospectuses carefully before purchasing a Contract and save them for future reference.

A Statement of Additional Information (SAI), dated May 1, 1999, concerning the VAA has been filed with the SEC and is incorporated by reference into this prospectus. A table of contents for the SAI appears on the last page of this prospectus. A free copy of the SAI is available upon e-mail request through our Internet Service Center (http://www.AnnuityNet.com). The SAI is also available through the SEC website (http://www.sec.gov). In addition, the material incorporated by reference and other information regarding registrants who file electronically with the SEC is available through the SEC website.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this prospectus is May 1, 1999.

TABLE OF CONTENTS

                                                 Page
---------------------------------------------------------
SPECIAL TERMS                                          3
---------------------------------------------------------
EXPENSE TABLES                                         4
Contractowner transaction expenses                     4
VAA annual expenses for subaccounts                    4
Annual expenses of the Funds, Series and
Portfolios for the year ended 1998                     4
Examples                                               6
---------------------------------------------------------
SYNOPSIS                                               8
---------------------------------------------------------
CONDENSED FINANCIAL INFORMATION                       10
Accumulation unit values                              10
Additional information for the money market
subaccount                                            11
---------------------------------------------------------
INVESTMENT RESULTS                                    12
---------------------------------------------------------
FINANCIAL STATEMENTS                                  12
---------------------------------------------------------
LINCOLN NATIONAL LIFE INSURANCE CO.                   12
---------------------------------------------------------
VARIABLE ANNUITY ACCOUNT (VAA)                        12
---------------------------------------------------------
INVESTMENTS OF THE VARIABLE ANNUITY ACCOUNT           12
Investment advisor                                    12
Funds                                                 13
Investment objectives, policies and
restrictions                                          15
Reinvestment of dividends and capital gain
distributions                                         15
Addition, deletion or substitution of
investments                                           15
---------------------------------------------------------
CHARGES AND OTHER DEDUCTIONS                          15
Deductions from the VAA                               15
Surrender charge                                      16
Deductions for premium taxes                          16
Other charges and deductions                          16
Additional information                                16
---------------------------------------------------------
THE CONTRACT                                          16
Purchase of Contract                                  16
Who can invest                                        17
Purchase Payments                                     17
Valuation Date                                        17
Allocation of Purchase Payments                       17
Valuation of Accumulation Units                       17
Transfers between Subaccounts on or before
the Annuity Commencement Date                         17
Transfers after the Annuity Commencement
Date                                                  18
Death benefit before the Annuity
Commencement Date                                     18
Joint ownership                                       18
Death of Annuitant                                    18
Surrenders and Withdrawals                            19

                                                 Page
---------------------------------------------------------
Amendment of Contract                                 19
Ownership                                             19
Contractowner questions                               19
---------------------------------------------------------
ANNUITY PAYOUTS                                       19
Annuity options                                       19
General information                                   20
Variable annuity payouts                              20
---------------------------------------------------------
FEDERAL TAX STATUS                                    20
Introduction                                          20
Taxation of nonqualified annuities                    20
Tax Deferral on Earnings                              20
Contracts not owned by an individual                  20
Investments in the VAA must be diversified            21
Restrictions                                          21
Age at which Annuity Payouts begin                    21
Tax Treatment of Payments                             21
Taxation of Withdrawals and Surrenders                21
Taxation of Annuity Payouts                           21
Taxation of Death Benefits                            21
Penalty Taxes payable on Withdrawals,
Surrenders, or Annuity Payouts                        22
Special Rules if you own more than one
Annuity Contract                                      22
Gifting a Contract                                    22
Loss of Interest Deduction                            22
Qualified retirement plans                            22
Types of Qualified Contracts and Terms of
Contracts                                             22
Tax Treatment of Qualified Contracts                  22
Tax Treatment of Payments                             23
Federal Penalty Taxes payable on
Distributions                                         23
Transfers and Direct Rollovers                        23
Federal income tax withholding                        23
Tax status of Lincoln Life                            23
Changes in the law                                    23
---------------------------------------------------------
VOTING RIGHTS                                         23
---------------------------------------------------------
DISTRIBUTION OF THE CONTRACTS                         24
---------------------------------------------------------
RETURN PRIVILEGE                                      24
---------------------------------------------------------
STATE REGULATION                                      24
---------------------------------------------------------
RECORDS AND REPORTS                                   24
---------------------------------------------------------
OTHER INFORMATION                                     24
---------------------------------------------------------
ADVERTISEMENTS/SALES LITERATURE                       25
---------------------------------------------------------
PREPARING FOR THE YEAR 2000                           25
---------------------------------------------------------
LEGAL PROCEEDINGS                                     26
---------------------------------------------------------

SPECIAL TERMS

Account or Variable Annuity Account (VAA) -- The segregated investment account, Account C, into which Lincoln Life sets aside and invests the assets for the Contract offered in this prospectus.

Accumulation Unit -- A measure used to calculate Contract Value before the Annuity Commencement Date.

Annuitant -- The person upon whose life the annuity benefit payments made after the Annuity Commencement Date will be based.

Annuity Commencement Date -- The Valuation Date when the funds are withdrawn or converted into Annuity Units for payment of annuity benefits under the Annuity Payout Option selected. For purposes of determining whether an event occurs before or after the Annuity Commencement Date, the Annuity Commencement Date is deemed to begin at close of business on the Valuation Date.

Annuity Payout Option -- An optional form of payout of the annuity available under the Contract.

Annuity Payout -- An amount paid at regular intervals after the Annuity Commencement Date under one of several options available to the Annuitant and/or any other payee. The amount paid may vary.

Annuity Unit -- A measure used to calculate the amount of Annuity Payouts after the Annuity Commencement Date.

Beneficiary -- The person whom you designate to receive the Death Benefit, if any, in case of the Contractowner's death.

Contract (variable annuity contract) -- The agreement between you and us providing a variable annuity.

Contractowner (you, your, owner) -- The person who has the ability to exercise the rights under the Contract (decides on investment allocations, transfers, payout option, designates the Beneficiary, etc.). Usually, but not always, the owner is also the Annuitant.

Contract Value -- At a given time before the Annuity Commencement Date, the total value of all Accumulation Units for a Contract.

Contract Year -- Each one-year period starting with the effective date of the Contract and starting with each Contract anniversary after that.

Death Benefit -- The amount payable to the Owner's designated Beneficiary if the Owner dies before the Annuity Commencement Date.

Internet Service Center -- The Internet site that Lincoln Life maintains to provide variable annuity contract documents and information to current and prospective annuity Contractowners and through which various transactions may be performed. Certain of these transactions may require faxed or mailed signatures.

Lincoln Life (we, us, our) -- Lincoln National Life Insurance Co.

Purchase Payments -- Amounts paid into the Contract.

Subaccount -- That portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund. A Subaccount corresponds to each fund.

Surrender Charge -- Also known as a contingent deferred sales charge, this charge may be assessed upon premature withdrawals or surrender of the Contract and is calculated according to the provisions of the Contract.

Valuation Date -- Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation Period -- The period commencing at the close of trading (currently 4:00 p.m. EST) on each day that the NYSE is open for trading (in other words, the Valuation Date) and ending at the close of such trading on the next succeeding Valuation Date.

EXPENSE TABLES

CONTRACTOWNER TRANSACTION EXPENSES:

Currently, there is no charge for transfers between funds. However, we reserve the right to impose such charges in the future.

The Surrender Charge percentage is reduced to zero after three years according to the following schedule:

                             Contract year
-------------------------------------------------------------------------------------------------------
                             1                  2                  3                  4 or more
Surrender Charge as % of
Contract Value Withdrawn     3%                 2%                 1%                 0%
-------------------------------------------------------------------------------------------------------

This charge may be waived in certain cases. See CHARGES AND OTHER DEDUCTIONS.

VAA ANNUAL EXPENSES FOR SUBACCOUNTS:

(as a percentage of average account value for each Subaccount):

Annuity Asset Charge (Mortality and expense risk fees and
  Administrative expense fees):                                      0.55%

ANNUAL EXPENSES OF THE FUNDS, SERIES AND PORTFOLIOS FOR THE YEAR ENDED 1998

(as a percentage of each funds' average net assets and, where indicated, after expense reimbursements):

                                                  Management   12b-1           Other           Total
                                                  fees         fees        +   expenses    =   expenses
-------------------------------------------------------------------------------------------------------
 1. Lincoln National Aggressive Growth            0.73%        N/A             0.08%           0.81%

-------------------------------------------------------------------------------------------------------
 2. Lincoln National Bond                         0.44         N/A             0.13            0.57
-------------------------------------------------------------------------------------------------------
 3. Lincoln National Capital Appreciation         0.75         N/A             0.08            0.83
-------------------------------------------------------------------------------------------------------
 4. Lincoln National Equity-Income                0.72         N/A             0.07            0.79
-------------------------------------------------------------------------------------------------------
 5. Lincoln National Global Asset Allocation      0.72         N/A             0.19            0.91
-------------------------------------------------------------------------------------------------------
 6. Lincoln National Growth and Income            0.31         N/A             0.04            0.35
-------------------------------------------------------------------------------------------------------
 7. Lincoln National International                0.79         N/A             0.14            0.93
-------------------------------------------------------------------------------------------------------
 8. Lincoln National Managed                      0.36         N/A             0.03            0.39
-------------------------------------------------------------------------------------------------------
 9. Lincoln National Money Market                 0.48         N/A             0.11            0.59
-------------------------------------------------------------------------------------------------------
10. Lincoln National Social Awareness             0.34         N/A             0.04            0.38
-------------------------------------------------------------------------------------------------------
11. Lincoln National Special Opportunities        0.36         N/A             0.06            0.42
-------------------------------------------------------------------------------------------------------
12. Delaware Premium--Trend Series(1)             0.75         N/A             0.06            0.80
-------------------------------------------------------------------------------------------------------
13. Delaware Premium--Growth and Income Series(1) 0.60         N/A             0.11            0.71
-------------------------------------------------------------------------------------------------------
14. Delaware Premium--Global Bond Series(1)       0.75         N/A             0.08            0.83
-------------------------------------------------------------------------------------------------------
15. BT Equity 500 Index(2)                        0.20         N/A             0.10            0.30
-------------------------------------------------------------------------------------------------------
16. BT Small Cap Index(3)                         0.35         N/A             0.10            0.45
-------------------------------------------------------------------------------------------------------
17. American Century VP International(4)          1.47         N/A             N/A             1.47
-------------------------------------------------------------------------------------------------------
18. Baron Capital Asset(5)                        1.00         0.25            0.20            1.45
-------------------------------------------------------------------------------------------------------
19. AMT Partners(6)                               0.78         N/A             0.06            0.84
-------------------------------------------------------------------------------------------------------
20. AMT MidCap Growth(7)                          0.85         N/A             0.15            1.00
-------------------------------------------------------------------------------------------------------
21. Janus Worldwide Growth(8)                     0.65         N/A             0.07            0.72
-------------------------------------------------------------------------------------------------------

(1) The investment advisor for the Growth and Income Series (formerly known as "Decatur Total Return Series"), Trend Series and Global Bond Series is Delaware Management Company, Inc. ("Delaware Management"). Effective May 1, 1999, through October 31, 1999, the investment adviser for the series of Delaware Group Premium Fund, Inc. ("DGPF") have agreed voluntarily to waive its management fees and reimburse each series for expenses to the extent that total expenses will not exceed 0.80% for the Growth and Income Series, 0.85% for the Trend Series. The fee ratios shown above have been restated, if necessary, to reflect the new voluntary limitations which took effect May 1, 1999. The declaration of a voluntary expense limitation does not bind the investment adviser to declare future expense limitations with respect to these funds. The declaration of a voluntary expense limitation does not bind the investment advisers to declare future expense limitations with respect to the fund. Pursuant to a vote of the fund's shareholder's on March 17, 1999, a new management fee structure based on average daily net assets was approved. The above ratios have been restated to reflect the new management fee structure which took effect on May 1, 1999. Without the reimbursements or waivers total expenses for each series for year ending 12/31/98 would have been -- Global Bond, 0.92%, Trend, 0.85%.
(2) Under the Advisory Agreement with Bankers Trust Company (the "Advisor"), the fund will pay an advisory fee at an annual percentage rate of 0.20% of the average daily net assets of the fund. These fees are accrued daily and paid monthly. The Advisor has voluntarily undertaken to waive its fee and to reimburse the fund for certain expenses so the Fund's total operating expenses will not exceed 0.30% of average daily net assets. If this reimbursement were not in place, the total operating expenses for the year ended December 31, 1998, would have been 1.19%. Expenses shown are based on annualized amounts. Actual expenses may be greater or less than shown.
(3) Under the Advisory Agreement with Bankers Trust Company (the "Advisor"), the fund will pay an advisory fee at an annual percentage rate of 0.35% of the average daily net assets of the fund. These fees are accrued daily and paid monthly. The Advisor has voluntarily undertaken to waive its fee and to reimburse the fund for certain expenses so the Fund's total operating expenses will not exceed 0.45% of average daily net assets.
(4) American Century Investment Management, Inc. voluntarily waived a portion of its management fee from October 1, 1998, through November 16, 1998. In the absence of the waiver, the average ration of operating expenses to average net assets would have been 1.48% for the year ended December 31, 1998. The annualized fee schedule for the fund, effective November 17, 1998, is as follows: 1.50% on the first $250 million; 1.20% on the next $250 million; and 1.10% thereafter.
(5) The Advisor is contractually obligated to reduce its fee to the extent required to limit Baron Capital Asset Fund's total operating expenses to 1.5% for the $250 million of assets in the fund, 1.35% for fund assets over $250 million, and $1.25% for fund assets over $500 million. Without the expense limitations, total operating expenses for the fund for the period October 1, 1998 through December 31, 1998, would have been 7.62%.
(6) Neuberger Berman Advisors Management Trust is divided into portfolios ("Portfolios"), each of which invests all of its net investable assets in a corresponding series ("Series") of Advisers Management Trust. The figures reported under "Management Fees" include the aggregate of the administration fees paid by the Portfolios and the management fees paid by its corresponding Series. Similarly, "Other Expenses" includes all other expenses of the Portfolios and its corresponding Series.
(7) Neuberger Berman Management, Inc. ("NBMI") has undertaken to reimburse certain operating expenses, including the compensation of NBMI and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of the portfolio's average daily net asset value. These expense reimbursement agreements are subject to termination upon 60 days written notice and there is no assurance that these policies will be continued thereafter.
(8) The fee reduction reduces the management fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the management fee and then against other expenses. Janus Capital has agreed to continue the waivers and fee reductions until at least the next annual renewal of the advisory agreement.

EXAMPLES

(reflecting expenses of the VAA and of the funds)

If you surrender your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

                                                                1 year     3 years      5 years      10 years

----------------------------------------------------------------------------------------------------------------
       1.  Lincoln National Aggressive Growth                  $      45    $      54    $      74    $     164
----------------------------------------------------------------------------------------------------------------
       2.  Lincoln National Bond                                      42           45           59          131
----------------------------------------------------------------------------------------------------------------
       3.  Lincoln National Capital Appreciation                      45           55           76          166
----------------------------------------------------------------------------------------------------------------
       4.  Lincoln National Equity-Income                             45           54           73          161
----------------------------------------------------------------------------------------------------------------
       5.  Lincoln National Global Asset Allocation                   46           57           80          175
----------------------------------------------------------------------------------------------------------------
       6.  Lincoln National Growth and Income                         40           40           50          111
----------------------------------------------------------------------------------------------------------------
       7.  Lincoln National International                             46           58           81          177
----------------------------------------------------------------------------------------------------------------
       8.  Lincoln National Managed                                   41           42           54          119
----------------------------------------------------------------------------------------------------------------
       9.  Lincoln National Money Market                              43           47           62          137
----------------------------------------------------------------------------------------------------------------
      10.  Lincoln National Social Awareness                          41           41           51          114
----------------------------------------------------------------------------------------------------------------
      11.  Lincoln National Special Opportunities                     41           42           54          119
----------------------------------------------------------------------------------------------------------------
      12.  Delaware Premium--Trend Series                             45           54           74          164
----------------------------------------------------------------------------------------------------------------
      13.  Delaware Premium--Growth and Income Series*                44           51           69          152
----------------------------------------------------------------------------------------------------------------
      14.  Delaware Premium--Global Bond Series                       45           55           76          166
----------------------------------------------------------------------------------------------------------------
      15.  BT Equity 500 Index                                        40           38           47          105
----------------------------------------------------------------------------------------------------------------
      16.  BT Small Cap Index                                         41           43           55          122
----------------------------------------------------------------------------------------------------------------
      17.  American Century VP International                          51           74          108          234
----------------------------------------------------------------------------------------------------------------
      18.  Baron Capital Asset                                        51           74          108          233
----------------------------------------------------------------------------------------------------------------
      19.  AMT Partners                                               45           55           76          167
----------------------------------------------------------------------------------------------------------------
      20.  AMT MidCap Growth                                          47           60           84          185
----------------------------------------------------------------------------------------------------------------
      21.  Janus Worldwide Growth                                     44           51           70          153
----------------------------------------------------------------------------------------------------------------

* Formerly known as Decatur Total Return Series.

If you do not surrender your Contract, or if you annuitize, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

                                                             1 year       3 years      5 years      10 years

---------------------------------------------------------------------------------------------------------------
       1.  Lincoln National Aggressive Growth                 $      14    $      43    $      74    $     164
---------------------------------------------------------------------------------------------------------------
       2.  Lincoln National Bond                                     11           34           59          131
---------------------------------------------------------------------------------------------------------------
       3.  Lincoln National Capital Appreciation                     14           44           76          166
---------------------------------------------------------------------------------------------------------------
       4.  Lincoln National Equity-Income                            14           42           73          161
---------------------------------------------------------------------------------------------------------------
       5.  Lincoln National Global Asset Allocation                  15           46           80          175
---------------------------------------------------------------------------------------------------------------
       6.  Lincoln National Growth and Income                         9           29           50          111
---------------------------------------------------------------------------------------------------------------
       7.  Lincoln National International                            15           47           81          177
---------------------------------------------------------------------------------------------------------------
       8.  Lincoln National Managed                                  10           31           54          119
---------------------------------------------------------------------------------------------------------------
       9.  Lincoln National Money Market                             12           36           62          137
---------------------------------------------------------------------------------------------------------------
      10.  Lincoln National Social Awareness                          9           30           51          114
---------------------------------------------------------------------------------------------------------------
      11.  Lincoln National Special Opportunities                    10           31           54          119
---------------------------------------------------------------------------------------------------------------
      12.  Delaware Premium--Trend Series                            14           43           74          164
---------------------------------------------------------------------------------------------------------------
      13.  Delaware Premium--Growth and Income Series*               13           40           69          152
---------------------------------------------------------------------------------------------------------------
      14.  Delaware Premium--Global Bond Series                      14           44           76          166
---------------------------------------------------------------------------------------------------------------
      15.  BT Equity 500 Index                                        9           27           47          105
---------------------------------------------------------------------------------------------------------------
      16.  BT Small Cap Index                                        10           32           55          122
---------------------------------------------------------------------------------------------------------------
      17.  American Century VP International                         20           63          108          234
---------------------------------------------------------------------------------------------------------------
      18.  Baron Capital Asset                                       20           63          108          233
---------------------------------------------------------------------------------------------------------------
      19.  AMT Partners                                              14           44           76          167
---------------------------------------------------------------------------------------------------------------
      20.  AMT MidCap Growth                                         16           49           84          185
---------------------------------------------------------------------------------------------------------------
      21.  Janus Worldwide Growth                                    13           40           70          153
---------------------------------------------------------------------------------------------------------------


* Formerly known as Decatur Total Return Series.

This table is provided to assist you in understanding the various costs and expenses that you will bear directly or indirectly. The table reflects expenses of the VAA, the funds for the year ended December 31, 1998, although the expenses have been restated to reflect the current fees for Capital Appreciation and Equity-Income. For more complete descriptions of the various costs and expenses involved, see CHARGES AND OTHER DEDUCTIONS in this prospectus, and MANAGEMENT OF THE FUNDS in the Appendix to the funds' prospectuses and the prospectus for Delaware Group Premium Fund, Inc. In addition, premium taxes may be applicable, although they do not appear in the table. Also, we reserve the right to impose a charge on transfers between Subaccounts, although we do not currently do so. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

SYNOPSIS

WHAT TYPE OF CONTRACT AM I BUYING? It is an individual deferred variable annuity contract issued by Lincoln Life. See THE CONTRACT.

WHAT IS THE VARIABLE ANNUITY ACCOUNT (VAA)? It is a separate account established under Indiana insurance law, and registered with the SEC as a unit investment trust. The assets of the VAA are allocated to one or more Subaccounts, according to your investment choice. Those assets are not chargeable with liabilities arising out of any other business which Lincoln Life may conduct. See VARIABLE ANNUITY ACCOUNT.

WHAT ARE MY INVESTMENT CHOICES? Through its various Subaccounts, the VAA uses your Purchase Payments to purchase shares, at your direction, in one or more of the 21 funds. In turn, each fund holds a portfolio of securities consistent with its own particular investment policy. See INVESTMENTS OF THE VARIABLE ANNUITY ACCOUNT.

HOW DOES THE CONTRACT WORK? During the accumulation period, while you are paying in, your Purchase Payments will buy Accumulation Units under the Contract. Should you decide to annuitize (that is, change your Contract to a payout mode rather than an accumulation mode), your Accumulation Units will be converted to Annuity Units. Your periodic Annuity Payout will be based upon the number of Annuity Units to which you became entitled at the time you decided to annuitize and the value of each unit on the Valuation Date. See THE CONTRACTS.

WHAT CAN I DO THROUGH THE INTERNET SERVICE CENTER? Almost every transaction can be accomplished through the Internet Service Center. Only in very rare cases will transactions bypass the Internet Service Center. Documents can be received, accounts can be monitored, funds moved from one Subaccount to another, addresses changed, Beneficiaries changed, funds withdrawn from the Contract, etc. As technology matures, the ease with which transactions can be performed through the Internet Service Center will improve. For security reasons, you may be issued a PIN or password. Also, for legal reasons, certain transactions, such as change of Beneficiary or withdrawal of funds from the Contract, will require the Contractowner to print or write a document, sign it, and mail or fax it to us.

WHAT CHARGES ARE ASSOCIATED WITH THIS CONTRACT? If you decide to withdraw Contract Value before your initial Purchase Payment has been in your Contract for a period of three years, you pay a surrender charge of anywhere from 1% to 3% of Contract Value, depending on how many Contract Years have elapsed. We waive the surrender charge in certain situations. See SURRENDER CHARGES.

If your state assesses a premium tax with respect to your Contract, we will deduct those amounts from Purchase Payments or Contract Value at the time the tax is incurred (or at another time we choose).

Further, we apply an annual charge totaling .55% to the daily net asset value of the VAA. See CHARGES AND OTHER DEDUCTIONS.

Finally, each fund pays a management fee to its investment advisors based upon its average daily net asset value. Each fund also has additional operating expenses associated with the daily operation of the funds. See the EXPENSE TABLES. These fees and expenses are more fully described in the prospectuses for the funds.

HOW MUCH MUST I PAY, AND HOW OFTEN? In general, Purchase Payments are flexible, although some limitations on the amounts may apply. See THE CONTRACT--PURCHASE PAYMENTS.

HOW WILL MY ANNUITY PAYOUTS BE CALCULATED? If you decide to annuitize, you elect an Annuity Payout Option. Once you have done so, your periodic payout will be based upon a number of factors. One factor will be the changing values of the funds in which you have invested. Another factor will be your age at the Annuity Commencement Date. See ANNUITY PAYOUTS. REMEMBER THAT PARTICIPANTS IN THE VAA BENEFIT FROM ANY GAIN, AND TAKE A RISK OF ANY DROP, IN THE VALUE OF THE SECURITIES IN THE FUNDS, SERIES OR PORTFOLIOS.

WHAT HAPPENS IF I DIE BEFORE I ANNUITIZE? We will pay the Contract Value to your designated Beneficiary. Your Beneficiary will have certain options for how the money is to be paid out. See DEATH BENEFIT BEFORE THE ANNUITY COMMENCEMENT DATE.

MAY I TRANSFER CONTRACT VALUE BETWEEN FUNDS, SERIES AND PORTFOLIOS? Yes. Currently, an unlimited number of transfers are allowed before the Annuity Commencement Date. Transfers are limited to three times annually after the Annuity Commencement Date. See THE CONTRACTS--TRANSFERS BETWEEN SUBACCOUNTS ON OR BEFORE THE ANNUITY COMMENCEMENT DATE and TRANSFERS AFTER THE ANNUITY COMMENCEMENT DATE.

MAY I SURRENDER THE CONTRACT OR MAKE A WITHDRAWAL? Yes, subject to Contract requirements. See SURRENDERS AND WITHDRAWALS.

If you surrender the Contract or make a withdrawal, certain charges may be assessed, as discussed above and under CHARGES AND OTHER DEDUCTIONS. In addition, if you take a distribution before age 59 1/2 the Internal Revenue Service (IRS) may assess a 10% premature withdrawal penalty tax. A surrender or a withdrawal may be subject to 10% withholding. See FEDERAL TAX STATUS--FEDERAL INCOME TAX WITHHOLDING.

DO I GET A FREE LOOK AT THIS CONTRACT? Yes. If within ten days (or a longer period if required by law) of the date you receive the signed Contract through the Internet Service Center, you cancel the Contract through the Internet Service Center or return it, postage prepaid to the servicing office of Lincoln Life, it will be canceled. During this period, your Purchase Payments will be invested in the Money Market Fund. See RETURN PRIVILEGE.

CONDENSED FINANCIAL INFORMATION FOR THE VAA

ACCUMULATION UNIT VALUES

The following information relating to accumulation unit values and number of accumulation units for each of the 10 years in the period ended December 31, 1998 comes from the VAA's financial statements. It should be read in conjunction with the VAA's financial statements and notes which are all included in the SAI. The Contract was first available for sale on August 20, 1998.

                                  1998
---------------------------------------------------------------------------------
Aggressive Growth subaccount
Accumulation unit value
- Beginning of period           $   1.559*
- End of period                 $   1.569* trading began in 1998.
Number of accumulation units
- End of period                     3,697
---------------------------------------------------------------------------------
Bond subaccount
Accumulation unit value
- Beginning of period           $   4,845*
- End of period                 $   5.034* trading began in 1998.
Number of accumulation units
- End of period                       425
---------------------------------------------------------------------------------
Capital Appreciation
  subaccount
Accumulation unit value
- Beginning of period           $   2.171*
- End of period                 $   2.578* trading began in 1998.
Number of accumulation units
- End of period                     4,421
---------------------------------------------------------------------------------
Equity-Income subaccount
Accumulation unit value
- Beginning of period           $   2.224*
- End of period                 $   2.403* trading began in 1998.
Number of accumulation units
- End of period                     1,054
---------------------------------------------------------------------------------
Global Asset Allocation
  subaccount
Accumulation unit value
- Beginning of period           $   2.898*
- End of period                 $   3.061* trading began in 1998.
Number of accumulation units
- End of period                       972
---------------------------------------------------------------------------------
Growth and Income subaccount
Accumulation unit value
- Beginning of period           $  10.320*
- End of period                 $  11.512* trading began in 1998.
Number of accumulation units
- End of period                       224
---------------------------------------------------------------------------------
International subaccount
Accumulation unit value
- Beginning of period           $   1.699*
- End of period                 $   1.776* trading began in 1998.
Number of accumulation units
- End of period                     2,055
---------------------------------------------------------------------------------

                                  1998
---------------------------------------------------------------------------------
Managed subaccount
Accumulation unit value
- Beginning of period           $   4.921*
- End of period                 $   5.268* trading began in 1998.
Number of accumulation units
- End of period                       530
---------------------------------------------------------------------------------
Money Market subaccount
Accumulation unit value
- Beginning of period           $   2.482*
- End of period                 $   2.521* trading began in 1998.
Number of accumulation units
- End of period                   130,639
---------------------------------------------------------------------------------
Social Awareness subaccount
Accumulation unit value
- Beginning of period           $   5.407*
- End of period                 $   5.885* trading began in 1998.

Number of accumulation units
- End of period                     1,623
---------------------------------------------------------------------------------
Special Opportunities
  subaccount
Accumulation unit value
- Beginning of period           $   8.224*
- End of period                 $   8.736* trading began in 1998.
Number of accumulation units
- End of period                       436
---------------------------------------------------------------------------------
Trend subaccount
Accumulation unit value
- Beginning of period           $   1.251*
- End of period                 $   1.371* trading began in 1998.
Number of accumulation units
- End of period                     3,182
---------------------------------------------------------------------------------
Decatur Total Return
  subaccount
Accumulation unit value
- Beginning of period           $   1.501*
- End of period                 $   1.613* trading began in 1998.
Number of accumulation units
- End of period                     4,472
---------------------------------------------------------------------------------
Global Bond subaccount
Accumulation unit value
- Beginning of period           $   1.098*
- End of period                 $   1.186* trading began in 1998.
Number of accumulation units
- End of period                     1,781
---------------------------------------------------------------------------------

* These values do not reflect a full year's experience because they are calculated for the period from the beginning of investment activity of the subaccounts, through December 31. These values reflect actual numbers for the eAnnuity-TM- only.

The BT Equity 500 Index Fund, BT Small Cap Index Fund, VP International, Baron Capital Asset Fund, AMT Partners Portfolio, AMT MidCap Growth Portfolio, and the Worldwide Growth Portfolio were added on May 1, 1999. Therefore, these funds are not included in this condensed financial information statement.

INVESTMENT RESULTS

At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without surrender charges. Results calculated without surrender charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in Accumulation Unit value. See the SAI for further information.

FINANCIAL STATEMENTS

The financial statements of the VAA and the statutory-basis financial statements of Lincoln Life are located in the SAI. You can request a free copy of the SAI through our Internet Service Center or by a written request to our servicing office.

LINCOLN NATIONAL LIFE INSURANCE CO.

Lincoln Life was founded in 1905 and is organized under Indiana law. We are one of the largest stock life insurance companies in the United States. We are owned by Lincoln National Corp. (LNC) which is also organized under Indiana law. LNC's primary businesses are insurance and financial services. Lincoln Life is the issuer of the variable annuity contracts. We also serve as principal underwriter for the Contracts.

VARIABLE ANNUITY ACCOUNT (VAA)

On June 3, 1981, Lincoln Life established the VAA as an insurance company separate account under Indiana law. The VAA is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act), but the SEC does not supervise the VAA or Lincoln Life.

The VAA is a segregated investment account. This means that by law its assets cannot be charged with liabilities resulting from any other business that we may conduct. All income, gains and losses, realized or not, from assets allocated to the VAA are credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life.

We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by Lincoln Life in addition to the contract described in this prospectus.

INVESTMENTS OF THE VARIABLE ANNUITY ACCOUNT

The VAA consists of several Subaccounts. A separate Subaccount corresponds to each fund. You decide the Subaccount(s) to which you allocate Purchase Payments. Shares of the funds will be sold at net asset value to the VAA in order to fund the Contract. Any transaction you make will take place at the next net asset values determined after the receipt of your transaction request. The funds are required to redeem their shares at net asset value upon our request.

A fund's prospectus explains how the net asset value for that fund is calculated. You should read the funds' prospectuses carefully before you invest in this Contract. We reserve the right to add, delete or substitute funds, subject to regulatory approval. All funds may not be available in all states.

INVESTMENT ADVISOR

Lincoln Investment Management, Inc. (Lincoln Investment) is the investment advisor for each of the Lincoln National funds and is primarily responsible for the investment decisions affecting these funds. The services it provides are explained in the prospectuses of the funds. Under an advisory agreement with each fund, Lincoln Investment provides portfolio management and investment advice to that fund, subject to the supervision of the fund's Board of Directors. Lincoln Investment is owned by LNC.

Additionally, Lincoln Investment currently has five sub-advisory agreements in which the sub-advisor may perform some or substantially all the investment advisory services required by those respective funds.

No additional compensation from the assets of those funds will be assessed as a result of the sub-advisory agreements.

Following is a chart that shows the Lincoln National fund names and the five sub-advisors under Lincoln Investment:

Sub-advisor            Fund
---------------------------------------------------
Delaware
  International
  Advisers, Ltd.       International

---------------------------------------------------
Fidelity Management
  Trust Co.            Equity-Income
---------------------------------------------------
Janus Capital Corp.    Capital Appreciation
---------------------------------------------------
Putnam Investment
  Management, Inc.     Aggressive Growth
                       Global Asset Allocation
---------------------------------------------------
Vantage Investment
  Advisors             Growth and Income; Managed
                       (for stock portfolio);
                       Social Awareness; and
                       Special Opportunities
---------------------------------------------------

The Bond and Money Market Funds do not have sub-advisors.

Delaware Management Company, Inc. (Delaware Management) is the advisor for the Trend Series and the Decatur Total Return Series and is primarily responsible for the investment decisions affecting the funds. Delaware International Advisers Ltd. (Delaware International), an affiliate of Delaware Management, furnishes investment management services to the Global Bond Series. Delaware Management is an indirect subsidiary of LNC.

Bankers Trust Company is the investment advisor for the Equity 500 Index Fund and the Small Cap Index Fund, and is primarily responsible for the investment decisions affecting these funds.

American Century Variable Portfolios, Inc. is a part of American Century Investments, a family of 70 no-load mutual funds, and is the advisor for the VP International fund and is primarily responsible for investment decisions affecting this fund.

BAMCO, Inc. is the investment advisor for the Baron Capital Asset Fund. BAMCO, Inc., is a wholly owned subsidiary of Baron Capital Group, Inc.

NB Management is the investment advisor and Neuberger Bergman, LLC, is the sub-advisor for the AMT Partners Portfolio and the AMT MidCap Growth Portfolio, and are primarily responsible for the investment decisions affecting these funds.

Janus Capital Corporation is the investment advisor for the Janus Aspen Series:
Worldwide Growth Portfolio. Janus Capital Corporation is primarily responsible for the investment decisions affecting this fund.

FUNDS
Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the advisor. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the advisor. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the advisor.

Following are brief summaries of the investment objectives and policies of the funds. The year in which each fund started trading is in parentheses. There is more detailed information in the current prospectuses for the funds.

All of the funds, with the exception of the Lincoln National Special Opportunities Fund, are diversified, open-end management investment companies. Diversified funds do not own too large a percentage of the securities of any one company. An open-end company is one which, in this case, permits Lincoln Life to sell its shares back to the fund when you make a withdrawal, surrender the Contract or transfer from one fund to another. Management investment company is the legal term for a mutual fund.

The Special Opportunities Fund is open-end, but is non-diversified. Non-diversified means the fund may own a larger percentage of the securities of particular companies than will a diversified company.

These definitions are very general. The precise legal definitions for these terms are contained in the Investment Company Act of 1940. PLEASE BE ADVISED THAT THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED OBJECTIVES.

  1. Aggressive Growth Fund (1994) -- The investment objective is to increase the value of your shares (capital appreciation). The fund invests in stocks of smaller, lesser-known companies which have a chance to grow significantly in a short time.

  2. Bond Fund (1981) -- The investment objective is maximum current income consistent with prudent investment strategy. The fund invests primarily in medium-and long-term corporate and government bonds.

  3. Capital Appreciation Fund (1994) -- The investment objective is long-term growth of capital in a manner consistent with preservation of capital. The fund primarily buys stock in companies of all sizes that are competing well and with products or services are in high demand. It may also buy some money market securities and bonds, including high risk (junk) bonds.

  4. Equity-Income Fund (1994) -- The investment objective is to achieve reasonable income by investing primarily in income-producing equity securities. The fund invests mostly in high-income stocks and some high-yielding bonds (including junk bonds).

  5. Global Asset Allocation Fund (1987) -- The investment objective is long-term return consistent with preservation of capital. The fund invests in equity and fixed-income securities, both of U.S. and foreign issuers.

  6. Growth and Income Fund (1981) -- The investment objective is long-term capital appreciation. The fund buys stocks of established companies.

  7. International Fund (1991) -- The investment objective is long-term capital appreciation. The fund trades in securities issued outside the United States-- mostly stocks, with an occasional bond or money market security.

  8. Managed Fund (1983) -- The investment objective is maximum long-term total return (capital gains plus income) consistent with prudent investment strategy. The fund invests in a mix of stocks, bonds, and money market securities, as determined by an investment committee.

  9. Money Market Fund (1981) -- The investment objective is maximum current income consistent with the preservation of capital. The fund invests in short-term obligations issued by U.S. corporations, the U.S. Government, and federally-chartered banks and U.S. branches of foreign banks.

  10. Social Awareness Fund (1988) -- The investment objective is long-term capital appreciation. The fund buys stocks of established companies which adhere to certain specific social responsibility criteria.

  11. Special Opportunities Fund (1981) -- The investment objective is maximum capital appreciation. The fund primarily invests in mid-size companies whose stocks have significant growth potential. Current income is a secondary consideration.

  12. Delaware Premium--Growth and Income Series (Formerly Decatur Total Return Series) (1996) -- seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. Decatur Total Return Series invests generally, but not exclusively, in common stocks and income-producing securities convertible into common stocks, consistent with the fund's objective.

  13. Delaware Premium--Trend Series (1996) -- seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the market place and to have fundamental characteristics to support growth. Income is not an objective.

  14. Delaware Premium--Global Bond Series (1996) -- seeks current income consistent with preservation of principal by investing primarily in fixed income securities that may also provide the potential for capital appreciation. This fund is a global fund. As such, at least 65% of the fund's assets will be invested in fixed income securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries, one of which may be the United States.

     NOTE: THE FOLLOWING FUNDS (NUMBERS 15 THROUGH 21) MAY NOT BE AVAILABLE IN
      ALL STATES.

  15. Equity 500 Index Fund (1997) -- seeks to match the performance of the stock market, as represented by the S&P 500 (R) Index, before expenses. The fund will include the common stock of those companies included in the S&P 500, other than Bankers Trust New York Corporation, selected on the basis of computer-generated statistical data, that are deemed representative of the industry diversification of the entire S&P 500.

  16. Small Cap Index Fund (1997) -- seeks to replicate as closely as possible the total return of the Russell 2000 Small Stock Index ("the Russell 2000"), an index consisting of 2,000 small-capitalization common stocks. The fund will include the common stock of those companies included in the Russell 2000, on the basis of computer-generated statistical data, that are deemed representative of the industry diversification of the entire Russell 2000.

  17. VP International (1994) -- seeks capital growth, by investing primarily in an internationally diversified portfolio of common stocks that are considered by management to have prospects for appreciation. The fund will invest primarily in securities of issuers located in developed markets.

  18. Baron Capital Asset Fund (1998) -- The fund invests in a diversified portfolio of primarily common stocks of small and medium-sized companies with undervalued assets or favorable growth prospects. The investment advisor seeks to purchase stocks, judged by the advisor, to have the potential of increasing their value at least 50% over two subsequent years, although that goal may not be achieved.

  19. AMT Partners Portfolio (1994) -- seeks capital growth through an investment approach that is designed to increase capital with reasonable risk. It invests primarily in common stocks of medium to large capitalization companies, using the value-oriented investment approach.

  20. AMT MidCap Growth Portfolio (1997) -- seeks capital appreciation by investing primarily in common stocks of medium-capitalization companies, using a growth-oriented investment approach.

  21. Worldwide Growth Portfolio (1993) -- seeks long-term growth of capital by investing primarily in common stocks of foreign and domestic issuers, in a manner consistent with the preservation of capital.

Shares of the Lincoln National funds (funds 1. to 11.), the Delaware Management funds (funds 12. to 14.) are sold to Lincoln Life for investment of the assets of the VAA and of Lincoln Life Flexible Premium Variable Life Account K, for other variable life insurance contracts. Shares of some, but not all, of the Lincoln National funds are also sold to Lincoln Life for investment of the assets of Lincoln Life Flexible Premium Variable Life Accounts D and G, also to fund variable life insurance contracts. In addition, shares of all funds except the Lincoln National funds are sold to separate accounts of life insurance companies other than Lincoln Life (in other words, "shared funding" occurs). See OTHER INFORMATION. Shares of the funds are not sold directly to the general public.

The portfolio managers for the Neuberger Berman Advisers Management Trust Portfolios also manage one or more other mutual funds with similar names, investment objectives and/or investment styles as the Neuberger Berman Advisor Management Trust funds. You should be aware that each fund is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of each fund can be expected to vary from those of the other mutual funds.

We will purchase shares of each of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds, or for purposes described in the Contract. If you desire to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in that Subaccount and purchase shares for the other Subaccount. The shares are retired, but they may be reissued later.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

All of the investment objectives of the funds are fundamental, which means that no changes may be made without the affirmative vote of a majority of the outstanding voting securities of each respective fund. The extent to which the particular investment policies, practices or restrictions for each fund are fundamental or non-fundamental depends on the particular fund. If they are non-fundamental, they may be changed by the Board of Directors of the funds without shareholder approval.

You are urged to consult the prospectus and SAI for each individual fund for additional information regarding the fundamental and non-fundamental policies, practices and restrictions of each of the funds.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

All dividend and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners as additional Accumulation Units or Annuity Units, but are reflected in changes in unit values.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

We reserve the right, within the law, to make additions, deletions and substitutions for the funds held by the VAA. (We may substitute shares of other funds for shares already purchased, or to be purchased in the future, under the Contract. This substitution might occur if shares of a fund should no longer be available, or if investment in any fund's shares should no longer be available, or if investment in any fund's share should become inappropriate, in the judgement of our management, for the purposes for the Contract.) We cannot substitute shares of one fund for another without approval by the SEC.

In this event we will inform you by placing a notice in your personal folder at the Internet Service Center. This notice will also be sent to your last known e-mail address.

CHARGES AND OTHER DEDUCTIONS

We will deduct the charges described below to cover our costs and expenses of providing administrative and distribution services and for assuming certain risks under the Contract. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. For example, the Surrender Charge collected may not fully cover all of the sales and distribution expenses actually incurred by us.

We may pay commissions to broker-dealers as a percentage of Purchase Payments. Commission payments will not result in increased charges and other expenses, and thus will not affect your Contract Value.

DEDUCTIONS FROM THE VAA

We deduct from the VAA an amount, computed daily, which is equal to an annual rate of 0.55% of the daily net asset value. This is our annuity asset charge. The charge compensates us for administrative expenses we incur and for mortality and expense risks we assume. Our administrative expenses include, but are not limited to, bookkeeping costs, the cost of maintaining our Internet Service Center, and the costs associated with sales of the VAA. We assume the risk that annuitants as a class may live longer than expected (mortality risk), and that expenses may be higher than the deductions for those expenses (expense risk). In either case, the loss will fall on us. Conversely, if such deductions exceed our actual expenses, the excess will be profit to us.

SURRENDER CHARGE

The Surrender Charge percentage applies (except as described below) to surrenders or withdrawals according to the following schedule:

                                     Contract Year
                                     1     2     3     4 or more
-----------------------------------------------------------------
Surrender Charge as % of
  Contract Value Withdrawn            3%    2%    1%      0 %

In the case of a withdrawal, the Surrender Charge will be deducted from the remaining Contract Value and will itself be subject to a Surrender Charge.

A Surrender Charge does not apply to:

  1. A surrender or withdrawal after the initial payment has been invested at least three full years.

  2. Annuitization of the Contract by electing an Annuity Payout Option available within the Contract.

  3. A surrender of the Contract as a result of the death of the Contractowner; or in the case of joint Contractowners, the death of one of the Contractowners. The Surrender Charges are not waived as a result of the death of an Annuitant who is not the Contractowner.

If a non-natural person (for example, a corporation) is the Contractowner, the Annuitant will be considered the Contractowner for purposes of (3) above.

DEDUCTIONS FOR PREMIUM TAXES

Any premium tax or other tax levied by any governmental entity as a result of the existence of the Contracts or the VAA will be deducted from the Contract Value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes will vary, depending upon the law of your state of residence. In those states which tax these premiums, the tax generally ranges from 0.5% to 4.0%.

OTHER CHARGES AND DEDUCTIONS

There are deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds.

ADDITIONAL INFORMATION

The Surrender Charges described previously may be reduced or eliminated for any particular Contract. However, these charges will be reduced only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges. Lower distribution and administrative expenses may be the result of economies associated with: (1) the Internet Service Center; (2) the use of mass enrollment procedures; (3) the performance of administrative or sales functions by the employer; (4) the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees; or (5) any other circumstances which reduce distribution or administrative expenses. The exact amount of Surrender Charges applicable to a particular Contract will be stated in that Contract.

THE CONTRACT

PURCHASE OF CONTRACT

If you wish to purchase the Contract, you must apply for it through the Internet Service Center. When we receive the completed application, we decide whether to accept or reject it. If the application is accepted, the Contract is prepared and executed by our legally authorized officers. The Contract is then sent to you through the Internet Service Center. See DISTRIBUTION OF THE CONTRACTS.

Once a completed application and all other information necessary for processing a purchase order are received, the initial Purchase Payment will be invested in the VAA no later than two business days after we receive the order. While attempting to finish an incomplete application, we may hold the initial Purchase Payment for no more than five business days. If an incomplete application cannot be completed within those five days, you will be informed of the reasons, and the Purchase Payment will be returned immediately (unless you specifically authorize us to keep it until the application is complete). Once the application is complete, the initial Purchase Payment must be invested in the VAA within two business days.

Purchase Payments can be mailed to: Lincoln National Life Insurance Company, P.O. Box 62120, Baltimore, MD 21264-2120.

WHO CAN INVEST

To apply for the Contract, you must be of legal age--but no older than age 85--in a state where the Contracts may be lawfully sold and also be eligible to participate in any of the qualified or nonqualified plans for which the Contracts are designed.

PURCHASE PAYMENTS

The minimum initial Purchase Payment is $1,000. Subsequent Purchase payments to the Contract must be at least $100. Lincoln Life reserves the right to limit the sum of Purchase Payments made under this Contract to $5,000,000. Payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the Contract, the maturity date or the death of the Contractowner (or joint Contractowner, if applicable), whichever comes first.

VALUATION DATE

Accumulation Units and Annuity Units will be valued once daily at the close of trading (currently, 4:00 p.m. EST) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.

ALLOCATION OF PURCHASE PAYMENTS

Purchase Payments are placed into the VAA's Subaccounts. Following your allocation instructions, each VAA Subaccount invests in shares of the corresponding funds.

Upon allocation to the appropriate Subaccount, Purchase Payments are converted into Accumulation Units. The number of Accumulation Units credited is determined by dividing the amount allocated to each Subaccount by the value of an Accumulation Unit for that Subaccount on the Valuation Date on which the Purchase Payment is received at our servicing office, if received before 4:00 p.m. EST. If the Purchase Payment is received at or after 4:00 p.m. EST, we will use the Accumulation Unit value computed on the next Valuation Date. The number of Accumulation Units determined in this way is not changed by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.

VALUATION OF ACCUMULATION UNITS

The Contract Value at any time prior to the Annuity Commencement Date equals the sum of the values of the Accumulation Units credited in the Subaccounts under the Contract.

The value of a Subaccount on any Valuation Date is the number of Accumulation Units in the Subaccount multiplied by the value of an Accumulation Unit in the Subaccount at the end of the Valuation Period.

Accumulation Units for each Subaccount are valued separately. Initially, the value of an Accumulation Unit was arbitrarily established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. The Accumulation Unit value for a Subaccount for any later Valuation Period is determined as follows:

  (1) THE TOTAL VALUE OF FUND SHARES HELD IN THE SUBACCOUNT is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; MINUS

  (2) THE LIABILITIES OF THE SUBACCOUNT AT THE END OF THE VALUATION PERIOD (such liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that Lincoln Life determines are as a result of the operations from the Variable Account); the result DIVIDED BY

  (3) THE OUTSTANDING NUMBER OF ACCUMULATION UNITS IN THE SUBACCOUNT AT THE BEGINNING OF THE VALUATION PERIOD.

The daily charges imposed on a Subaccount for any Valuation Period represent the annuity asset charge adjusted for the number of calendar days in the Valuation Period. On an annual basis the annuity asset charge will not exceed 0.55%. The Accumulation Unit value and Annuity Unit value may increase or decrease the dollar value of benefits under the Contract. The dollar value of benefits will not be adversely affected by expenses incurred by Lincoln Life.

TRANSFERS BETWEEN SUBACCOUNTS ON OR BEFORE THE ANNUITY COMMENCEMENT DATE

You may transfer all or a portion of your investment from one Subaccount to another. A transfer involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in another Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received. Currently, there is no charge for a transfer. However, we reserve the right to impose a charge in the future for transfers.

A transfer may be made through our Internet Service Center or by writing to our servicing office. In order to prevent unauthorized or fraudulent Internet transfers, we may require Contractowners to provide certain identifying information before we will act upon their instructions. We may also assign the Contractowner a password to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Confirmation of all transfer requests will be mailed electronically to the Contractowner on the next Valuation Date. Internet transfers will be processed on the Valuation Date that they are received when they are received at our Internet Service Center before 4 p.m. EST.

When thinking about a transfer of Contract Value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time.

TRANSFERS AFTER THE ANNUITY COMMENCEMENT DATE
You may transfer all or a portion of your investment in one Subaccount to another Subaccount. Those transfers will be limited to three times per Contract Year. Currently, there is no charge for these transfers. However, we reserve the right to impose a charge in the future for transfers.

DEATH BENEFIT BEFORE THE ANNUITY COMMENCEMENT DATE
You may designate a Beneficiary during your lifetime and, unless prohibited by a previous designation, change the Beneficiary by filing a written request with our servicing office, or through our Internet Service Center. Each change of Beneficiary revokes any previous designation.

If there is a single Contractowner and the Contractowner dies before the Annuity Commencement Date, the Death Benefit paid to the designated Beneficiary will be the Contract Value as of the day on which Lincoln Life approves the payment of the claim.

The value of the Death Benefit will be determined as of the date on which the death claim is approved for payment. This approval will be granted upon receipt of: (1) proof, satisfactory to us, of the death of the owner; (2) written authorization for payment; and (3) our receipt of all required claim forms, fully completed.

If a lump sum settlement is requested, the proceeds will be paid within seven days of receipt of satisfactory claim documentation as discussed previously. Contract proceeds from the VAA will be paid within seven days as stated previously, except (i) when the NYSE is closed (except weekends and holidays);
(ii) at times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or (iii) when the SEC so orders to protect contract owners. This payment may be postponed as permitted by the 1940 Act.

Payment will be made in accordance with applicable laws and regulations governing payment of Death Benefits. All payments must satisfy the requirements of Internal Revenue Code of 1986, as amended, (Code) section 72(s) or 401(a)(9) as applicable, as amended from time to time.

Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:

  1. If any Beneficiary dies before the Contractowner, that Beneficiary's interest will go to any other Beneficiaries named, according to their respective interests; and/or

  2. If no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner's estate.

The Death Benefit payable to the Beneficiary must be distributed within five years of the Contractowner's date of death unless the Beneficiary begins receiving within one year of the Contractowner's death substantially equal installments over a period not extending beyond the Beneficiary's life expectancy.

If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the Contract as Contractowner. If the Contractowner is a corporation or other non-individual (non-natural person), the death of the Annuitant will be treated as death of the Contractowner and the above distribution rules apply.

If there are joint Contractowners, upon the death of the first joint Contractowner, the surviving joint Contractowner will receive the Death Benefit. The surviving joint Contractowner will be treated as the primary, designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary.

If the surviving joint Contractowner, as spouse of the deceased joint Contractowner, continues the Contract as the sole owner in lieu of receiving the Death Benefit, then the designated Beneficiary(s) will receive the Death Benefit upon the death of the surviving spouse.

JOINT OWNERSHIP
If a joint Contractowner is named in the application, the joint Contractowners shall be treated as having equal undivided interests in the Contract. Either Contractowner, independently of the other, may exercise any ownership rights in this Contract. Only spouses may be joint Contractowners.

DEATH OF ANNUITANT
If the Annuitant is also the Contractowner or a joint Contractowner, then the Death Benefit will be subject to the provisions of this Contract regarding death of the Contractowner. If the surviving spouse assumes the

Contract, the contingent Annuitant becomes the Annuitant. If no contingent Annuitant is named, the surviving spouse becomes the Annuitant.

If an Annuitant who is not the Contractowner or joint Contractowner dies, then the contingent Annuitant, if any, becomes the Annuitant. If no contingent Annuitant is named, the Contractowner (or joint owner if younger) becomes the Annuitant.

SURRENDERS AND WITHDRAWALS
Before the Annuity Commencement Date, we will allow the surrender of the Contract or a withdrawal of the Contract Value upon your written request or through our Internet Service Center, subject to the rules discussed below. None of the current annuitization options allow surrender or withdrawal rights after the Annuity Commencement Date.

The Contract Value available upon surrender/withdrawal is the cash surrender value (Contract Value less any applicable Surrender Charge) at the end of the Valuation Period during which the request for surrender/ withdrawal is received at the servicing office or Internet Service Center. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA in the same proportion that the amount of withdrawal bears to the total Contract Value. The minimum amount which can be withdrawn is $300, and the remaining Contract Value must be at least $1000. Unless prohibited, surrender/withdrawal payments will be mailed or electronically transferred within seven days after we receive a valid request at the servicing office or through the Internet Service Center. The payment may be postponed as permitted by the Investment Company Act of 1940.

There may be charges associated with surrender of the Contract or withdrawal of Contract Value. These charges are deducted from the amount you request to be withdrawn. See CHARGES AND OTHER DEDUCTIONS.

The tax consequences of a surrender or withdrawal are discussed in the section FEDERAL TAX STATUS of this prospectus.

We reserve the right to terminate the Contract, if your Contract fails to meet minimum Contract Value or payment frequencies as set forth in your state's nonforfeiture law for individual deferred annuities.

AMENDMENT OF CONTRACT
We reserve the right to amend the Contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified of any changes, modifications or waivers.

OWNERSHIP
As Contractowner, you have all rights under the Contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries. The assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. IRAs may not be assigned or transferred except as permitted by a domestic relations order and upon written notification to us. We assume no responsibility for the validity or effect of any assignment. Consult your tax advisor about the tax consequences of an assignment.

CONTRACTOWNER QUESTIONS
The obligations to purchasers under the Contracts are those of Lincoln Life. Questions about your Contract should be directed to us by e-mail to our Internet Service Center or in writing to our servicing office.

ANNUITY PAYOUTS

You may select any Annuity Commencement Date permitted by law provided that the Annuity Commencement Date occurs before the Annuitant's (or the elder of the joint Annuitants') 85th birthday. You may select one of the forms of payout of annuities available under the Contract (described below). Annuity payments to you under any of the Annuity Payout Options are made on a monthly basis and may vary in amount.

ANNUITY OPTIONS
LIFE ANNUITY. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. HOWEVER, THERE IS THE RISK UNDER THIS OPTION THAT THE RECIPIENT WOULD RECEIVE NO PAYOUTS IF THE ANNUITANT DIES BEFORE THE DATE SET FOR THE FIRST PAYOUT; ONLY ONE PAYOUT IF DEATH OCCURS BEFORE THE SECOND SCHEDULED PAYOUT, AND SO ON.

LIFE INCOME WITH PAYOUTS GUARANTEED FOR DESIGNATED PERIOD. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.

JOINT LIFE ANNUITY. This option offers a periodic pay-out during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor.

JOINT LIFE ANNUITY WITH GUARANTEED PERIOD. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.

GENERAL INFORMATION
None of the options listed above currently provide withdrawal features permitting the Contractowner to withdraw commuted values as a lump sum payment. We may make available other options, with or without withdrawal features. Options are only available to the extent they are consistent with the requirements of the Contract as well as Sections 72(s) and 401(a)(9) of the Code, if applicable. The annuity asset charge will be assessed on all variable Annuity Payouts, including options that may be offered that do not have a life contingency and therefore no mortality risk.

The Annuity Commencement Date is usually on or before the Annuitant's 85th birthday. You may change the Annuity Commencement Date or change the Annuity Payout Option up to the scheduled Annuity Commencement Date, through our Internet Service Center or by written notice to the servicing office. You must give us at least 14 days notice before the date on which you want payouts to begin. If proceeds become available to a Beneficiary in a lump sum, the Beneficiary may choose any Annuity Payout Option.

Unless you select another option, the Contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a variable basis, in proportion to the Subaccount allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for payouts for a guaranteed period, the number of payouts which remain unpaid at the date of the Annuitant's death (or surviving Annuitant's death in case of joint life annuity) will be paid to the Contractowner if living, otherwise to your Beneficiary as payouts become due.

VARIABLE ANNUITY PAYOUTS
Variable Annuity Payouts will be determined using:

  1.  The Contract Value on the Annuity Commencement Date;

  2.  The annuity tables contained in the Contract;

  3.  The Annuity Payout Option selected; and

  4.  The investment performance of the funds selected.

We determine the amount of Annuity Payouts by:

  1.  Determining the dollar amount of the first periodic payout; then

  2. Crediting the Contract with a fixed number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and

  3.  Calculating the value of the Annuity Units each period thereafter.

We assume an investment return of 5% per year, as applied to the applicable mortality table. The amount of each payout after the initial payout will depend upon how the underlying funds perform, relative to the 5% assumed rate. The SAI contains a more complete explanation of this calculation.

FEDERAL TAX STATUS

INTRODUCTION
The Federal income tax treatment of the Contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and the Contract. This discussion also does not address other Federal tax consequences, or state or local tax consequences, associated with the Contract. As a result, you should always consult a tax advisor about the application of tax rules to your individual situation.

TAXATION OF NONQUALIFIED ANNUITIES
This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a Contract not issued in connection with a qualified retirement plan receiving special tax treatment under the Code, such as an IRA or a section 403(b) plan.

TAX DEFERRAL ON EARNINGS
The Federal income tax law generally does not tax any increase in the Contract Value until you receive a Contract distribution. However, for this general rule to apply, certain requirements must be satisfied:

- An individual must own the Contract or the tax law must treat the contact as owned by an individual.

- The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.

- The right to choose particular investments for the Contract must be limited.

- The Annuity Commencement Date must not occur near the end of the Annuitant's life expectancy.

CONTRACTS NOT OWNED BY AN INDIVIDUAL
If the Contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the Contract pays tax currently on the excess of the Contract Value over the Purchase Payments for the Contract. Examples of contracts where the owner pays current tax on the Contract's earnings are contracts issued to a corporation or a trust. Exceptions to this rule exist. For example, the Code treats a contract as owned by an individual if the named owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees.

INVESTMENTS IN THE VAA MUST BE DIVERSIFIED
For the Contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the total amount paid into the Contract. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."

RESTRICTIONS

Federal income tax law limits your rights to choose particular investments for the Contract. Because the Internal Revenue Service has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the Subaccounts may exceed those limits. If so, the Contractowner would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the Internal Revenue Service in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the Contract without Contractowner's consent to try to prevent the tax law from considering them as the owner of the assets of the VAA.

AGE AT WHICH ANNUITY PAYOUTS BEGIN

Federal income tax rules do not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the Contract's Purchase Payments and earnings. If Annuity Payouts under the Contract begin or are scheduled to begin on a date past the Annuitant's 85th birthday, it is possible that the tax law will not treat the Contract as an annuity for Federal income tax purposes. In that event, Contractowner would be currently taxable on the excess of the Contract Value over the amounts paid into the Contract.

TAX TREATMENT OF PAYMENTS

We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that the Contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in the Contract Value until there is a distribution from the Contract.

TAXATION OF WITHDRAWALS AND SURRENDERS

The Contractowner will pay tax on withdrawals to the extent their Contract Value exceeds Purchase Payments in the Contract. This income (and all other income from the Contract) is considered ordinary income. A higher rate of tax is paid on ordinary income than on capital gains. A Contractowner will pay tax on a surrender to the extent the amount received exceeds Purchase Payments. In certain circumstances Purchase Payments are reduced by amounts received from the Contract that were not included in income.

TAXATION OF ANNUITY PAYOUTS

The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of Purchase Payments in the Contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have recovered the total amount of the Purchase Payment in the Contract, you will pay tax on the full amount of your Annuity Payouts. If Annuity Payouts end because of the Annuitant's death and before the total amount of the Purchase Payments in the Contract has been received, the amount not received generally will be deductible.

TAXATION OF DEATH BENEFITS

We may distribute amounts from the Contract because of the death of a Contractowner. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity Commencement Date.

- Death prior to the Annuity Commencement Date--

    - If the Beneficiary receives Death Benefits under an Annuity Payout Option, they are taxed in the same manner as Annuity Payouts.

    - If the Beneficiary does not receive Death Benefits under an Annuity Payout Option, they are taxed in the same manner as a withdrawal.

- Death after the Annuity Commencement Date--

    - If Death Benefits are received in accordance with the existing Annuity Payout Option, they are excludible from income if they do not exceed the Purchase Payments not yet distributed from the Contract. All Annuity Payouts in excess of the Purchase Payments not previously received are includible in income.

    - If Death Benefits are received in a lump sum, the tax law imposes tax on the amount of Death Benefits which exceeds the amount of Purchase Payments not previously received.

PENALTY TAXES PAYABLE ON WITHDRAWALS, SURRENDERS, OR ANNUITY PAYOUTS

The Code may impose a 10% penalty tax on any distribution from the Contract which Contractowner must include in gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:

- you receive on or after you reach age 59 1/2,

- you receive because you became disabled (as defined in the tax law),

- a Beneficiary receives on or after your death, or

- you receive as a series of substantially equal periodic payments for your life (or life expectancy).

SPECIAL RULES IF YOU OWN MORE THAN ONE ANNUITY CONTRACT

In certain circumstances, we must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one Contract. Treating two or more contracts as one Contract could affect the amount of a surrender, a withdrawal or an Annuity Payout that you must include in income and the amount that might be subject to the penalty tax described above.

GIFTING A CONTRACT

If you transfer ownership of the Contract to a person other than the your spouse, and receive a payment less than the Contract Value, you will pay tax on the Contract Value to the extent it exceeds your Purchase Payments not previously received. The new owner's Purchase Payments in the Contract would then be increased to reflect the amount included in your income.

LOSS OF INTEREST DEDUCTION

After June 8, 1997, if the Contract is issued to a taxpayer that is not an individual, or if the Contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses. This disallowance does not apply if you pay tax on the annual increase in the Contract Value. Entities that are considering purchasing the Contract, or entities that will benefit from someone else's ownership of the Contract, should consult a tax advisor.

QUALIFIED RETIREMENT PLANS

We also designed the Contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with different types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this Prospectus does not attempt to provide more than general information about use of the Contract with the various types of qualified plans. Persons planning to use the Contract in connection with a qualified plan should obtain advice from a competent tax advisor.

TYPES OF QUALIFIED CONTRACTS AND TERMS OF CONTRACTS

Currently, we issue contracts in connection with the following types of qualified plans:

- Individual Retirement Accounts and Annuities ("Traditional IRAs")

- Roth IRAs

We may issue the Contract for use with other types of qualified plans in the future.

We will amend contracts to be used with a qualified plan as generally necessary to conform to tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the Contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the Contract, unless we consent.

TAX TREATMENT OF QUALIFIED CONTRACTS

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,

- Federal tax rules limit the amount of Purchase Payments that can be made, and the tax deduction or exclusion that may be allowed for the Purchase Payments. These limits vary depending on the type of qualified plan and the Contractowner's specific circumstances, for example, your compensation.

- Under most qualified plans, for example, 403(b) plans and Traditional IRAs, the Contractowner must begin receiving payments from the Contract in certain minimum amounts by a certain age, typically age 70 1/2. However, these "minimum distribution rules" do not apply to a Roth IRA.

- Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some

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
  section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, and the manner of repayment. Your contract or plan may not permit loans.

TAX TREATMENT OF PAYMENTS

Federal income tax rules generally include distributions from a qualified contract in your income as ordinary income. These taxable distributions will include Purchase Payments that were deductible or excludible from income. Thus, under many qualified contracts the total amount received is included in income since a deduction or exclusion from income was taken for Purchase Payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

FEDERAL PENALTY TAXES PAYABLE ON DISTRIBUTIONS

The Code may impose a 10% penalty tax on the amount received from the qualified contract that must be included in income. The Code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract purchased. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or Annuity Payout:

- received on or after you reach age 59 1/2,

- received on or after your death or because of your disability (as defined in the tax law),

- received as a series of substantially equal periodic payments for the your life (or life expectancy), or

- received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

TRANSFERS AND DIRECT ROLLOVERS

In many circumstances, money may be moved between qualified contracts and qualified plans by means of a rollover or a transfer. Special rules apply to such rollovers and transfers. If the applicable rules are not followed, you may suffer adverse Federal income tax consequences, including paying taxes you might not otherwise have had to be pay. A qualified advisor should always be consulted before you move or attempt to move funds between any qualified plan or contract and another qualified plan or contract.

The direct rollover rules apply to certain payments (called "eligible rollover distributions") from section 401(a) plans, section 403(a) or (b) plans, HR 10 plans, and contracts used in connection with these types of plans. (The direct rollover rules do not apply to distributions from IRAs or section 457 plans.) The direct rollover rules require that we withhold Federal income tax equal to 20% of the eligible rollover distribution from the distribution amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. Before we send a rollover distribution, we will provide you with a notice explaining these requirements and how the 20% withholding can be avoided by electing a direct rollover.

FEDERAL INCOME TAX WITHHOLDING

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under the Contract unless the Contractowner notifies us at or before the time of the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.

TAX STATUS OF LINCOLN LIFE

Under existing Federal income tax laws, Lincoln Life does not pay tax on investment income and realized capital gains of the VAA. Lincoln Life does not expect that it will incur any Federal income tax liability on the income and gains earned by the VAA. We, therefore, do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.

CHANGES IN THE LAW

The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

VOTING RIGHTS

As required by law, we will vote the funds shares held in the VAA at meetings of the shareholders of the various funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in the funds. If the Investment Company Act of 1940 or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the funds shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized. After the Annuity Commencement Date, the votes attributable to a Contract will decrease.

With regard to the Lincoln National funds, Equity 500 Index Fund, Small Cap Index Fund, VP International, Baron Capital Asset Fund, AMT Partners Portfolio, AMT MidCap Growth Portfolio and Worldwide Growth Portfolio: those shares held in a Subaccount for which no timely instructions are received will be voted by us in proportion to the voting instructions which are received for all Contracts participating in that Subaccount. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast. Since all the funds except the Lincoln National funds engage in shared funding, other persons or entities besides Lincoln Life may vote these shares.

Whenever a shareholders meeting is called, each person having a voting interest in a Subaccount will be sent proxy voting material, reports and other materials relating to the Decatur Total Return Series, Global Bond Series and Trend Series (Delaware funds). Since the Delaware funds engages in shared funding, other persons or entities besides Lincoln Life may vote funds shares.

DISTRIBUTION OF THE CONTRACTS

We are the distributors of the Contracts. They will be sold through the Internet Service Center we maintain for this purpose. We are registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and are a member of the National Association of Securities Dealers (NASD).

RETURN PRIVILEGE

Within the free-look period after you receive the Contract, you may cancel it for any reason through our Internet Service Center or by delivering or mailing it, postage prepaid, to Lincoln Financial Direct at P.O. Box 691, Leesburg, VA 20178. A Contract canceled under this provision will be void and your Contract Value will be returned. No Surrender Charge will be assessed.

The Purchase Payments will be invested in the Lincoln National Money Market Fund during the free-look period.

STATE REGULATION

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance.

Our books and accounts are subject to review and examination by the Indiana Insurance Department at all times. That Department conducts a full examination of our operations at least every five years.

RECORDS AND REPORTS

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with the Delaware Service Company, 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA. We will electronically mail to you, at your last known e-mail address, at least semiannually after the first Contract Year, reports containing information required by the 1940 Act or any other applicable law or regulation.

OTHER INFORMATION

A registration statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the Contracts being offered here. This prospectus is only a part of that registration statement and, therefore, does not contain all the information in the registration statement, its amendments and exhibits. Please refer to the complete registration statement for further information about the VAA, Lincoln Life and the Contracts offered. Statements in this prospectus about the content of Contracts and other legal instruments are summaries. For the complete text of those Contracts and instruments, please refer to those documents as filed with the SEC.

Lincoln National Flexible Premium Variable Life Accounts D, G, K, M, R and S (all registered as investment companies under the 1940 Act, the "variable life accounts") are authorized to invest assets in the following Lincoln National and Delaware funds: Bond, Growth and Income, Managed, Money Market and Special Opportunities (for Account D); Growth and Income and Special Opportunities (for Account G); Bond, Global Asset Allocation, Money Market and Social Awareness Funds (for Accounts M, R and S); and all Lincoln National and Delaware funds for Account K.

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Through the VAA and the Variable Life Accounts, Lincoln Life is the sole shareholder in the Lincoln National funds. However, Lincoln Life is not the sole shareholder of the other funds. Collectively, the VAA and the Variable Life Accounts may be referred to in the prospectus and in the SAI as the "variable accounts".

Due to differences in redemption rates, tax treatment or other considerations, the interests of Contractowners under the Variable Life Accounts could conflict with those of Contractowners under the VAA. In those cases where assets from variable life and variable annuity separate accounts are invested in the same fund (in other words, where mixed funding occurs), the Boards of Directors of the funds involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding. In the future, we may purchase shares in the funds for one or more unregistered segregated investment accounts.

ADVERTISEMENTS/SALES LITERATURE

In marketing the variable annuity Contracts, we may refer to certain ratings assigned to us under the Rating System of the A.M. Best Co., Oldwick, New Jersey. The objective of Best's Rating System is to evaluate the various factors affecting the overall performance of an insurance company in order to provide Best's opinion about that company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of the insurance company. In marketing the Contracts and the underlying funds, we may at times use data published by other nationally-known independent statistical services. These service organizations provide relative measures of such factors as an insurer's claims paying ability, the features of particular Contracts, and the comparative investment performance of the funds with other portfolios having similar objectives. A few such services are: Duff & Phelps, the Lipper Group, Moody's, Morningstar, Standard and Poor's and VARDS. There is more information about each of these services under ADVERTISING AND SALES LITERATURE in the SAI. Marketing materials may employ illustrations of compound interest and dollar-cost averaging, discuss automatic withdrawal services, and describe our customer base, assets, and our relative size in the industry. They may also discuss other features of Lincoln Life, the VAA, the funds and their investment management.

PREPARING FOR THE YEAR 2000

Many existing computer programs use only two digits in the date field to identify the year. If left uncorrected, these programs, which were designed and developed without considering the impact of the upcoming change in the century, could fail to operate or could produce erroneous results when processing data after December 31, 1999. For example, for a bond with a stated maturity date of July 1, 2000, a computer program could read and store the maturity date as July 1, 1900. This problem is known by many names, such as the "Year 2000 Problem", "Y2K", and the "Millenium Bug".

The Year 2000 problem affects virtually all computer programs worldwide. It can cause a computer system to suddenly stop operating. It can also result in a computer corrupting vital company records, and the problem could go undetected for a long time. For our products, if left unchecked it could cause such problems as purchase payment collection and deposit errors; claim payment difficulties; accounting errors; erroneous unit values; and difficulties or delays in processing transfers, surrenders and withdrawals. In a worst case scenario, this could result in a material disruption to the operations both of Lincoln Life and of Delaware Service Company Inc., ("Delaware"), the provider of the accounting and valuation services for the VAA.

However, both companies are wholly owned by Lincoln National Corporation (LNC), which has had Year 2000 processes in place since 1996. LNC projects aggregate expenditures in excess of $92 million for its Y2K efforts through the year 2000. Both Lincoln Life and Delaware have dedicated Year 2000 teams and steering committees that are answerable in their counterparts in LNC.

In light of the potential problems discussed above, Lincoln Life as part of its Year 2000 updating process, has assumed responsibility for correcting all high-priority Information Technology (IT) systems which service the VAA. Delaware is responsible for updating all its high-priority IT systems to support these vital services. The Year 2000 effort, for both IT and non-IT systems, is organized into four phases:

- awareness-raising and inventory of all assets (including third-party agent and vendor relationships)

- assessment and high-level planning and strategy

- remediation of affected systems and equipment; and

- testing to verify Year 2000 readiness.

Both companies are currently on schedule to have their high-priority IT systems remediated and tested to demonstrate readiness on June 30, 1999. During the third and fourth quarters of 1999, additional testing of the environment will continue. Both companies are currently on schedule to have their high-priority non-IT systems, (elevators, heating and ventilation, security systems, etc.) remediated and tested on October 31, 1999.

The work on Year 2000 issues has not suffered significant delays; however, some uncertainty remains. Specific factors that give rise to this uncertainty include (but are certainly not limited to) a possible loss of technical resources to perform the work; failure to identify all susceptible systems, and non-compliance by third parties whose systems and operations impact Lincoln Life. In a report dated February 26, 1999, entitled, INVESTIGATING THE IMPACT OF THE YEAR 2000 TECHNOLOGY PROBLEM, S. Pct. 106-10, the U.S. Senate Special Committee on the Year 2000 Technology Problem expressed its concern that "Financial Services items...are particularly vulnerable to...the risk that a material customer or business partner will fail, as a result of the computer problems to meet its obligations."

One important source of uncertainty is the extent to which the key trading partners of Lincoln Life and of Delaware will be successful in their own remediation and testing efforts. Lincoln Life and Delaware have been monitoring the progress of their trading partners; however, the efforts of these partners are beyond our control.

Lincoln Life and Delaware expect to have completed their necessary remediation and testing efforts prior to December 31, 1999. However, given the nature and complexity of the problem, there can be no guarantee by either company that there will not be significant computer problems after December 31, 1999.

LEGAL PROCEEDINGS

Lincoln Life is involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceedings are routine and in the ordinary course of business. In some instances they include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, under these suits will not have a material adverse effect on the financial position of Lincoln Life.

Lincoln Life is presently defending three lawsuits in which Plaintiffs seek to represent national classes of policyholders in connection with alleged fraud, breach of contract and other claims relating to the sale of interest-sensitive universal and participating whole life insurance policies. As of the date of this prospectus, the courts have not certified a class in any of the suits. Plaintiffs seek unspecified damages and penalties for themselves and on behalf of the putative class. Although the relief sought in these cases is substantial, the cases are in the preliminary stages of litigation, and it is premature to make assessments about potential loss, if any. Management is defending these suits vigorously. The amount of liability, if any, which may ultimately arise as a result of these suits cannot be reasonably determined at this time.

STATEMENT OF ADDITIONAL
INFORMATION TABLE OF
CONTENTS FOR THE VAA

ITEM
--------------------------------------------------
General information and history of Lincoln Life

Special terms

Services

Purchase of securities being offered

Calculation of performance data

For a free copy of the SAI please see page one of this prospectus.
ITEM
--------------------------------------------------

Annuity payouts

Federal tax status

Determination of accumulation and annuity unit value

Advertising and sales literature

Financial statements